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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 1999


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                             SLM HOLDING CORPORATION

             (Exact name of registrant as specified in its charter)


              DELAWARE                                     52-2013874

   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

11600 SALLIE MAE DRIVE, RESTON VIRGINIA                      20193
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (703) 810-3000



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ITEM 5.  OTHER EVENTS

     On November 10, 1999, SLM Holding Corporation (the "Registrant") consummated the sale of 3,000,000 shares of newly created 6.97% Cumulative Redeemable Preferred Stock, Series A.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     1.1 Underwriting Agreement relating to the 6.97% Cumulative Redeemable Preferred Stock, Series A, dated November 10, 1999, by and among SLM Holding Corporation and the Underwriters, on behalf of each of the underwriters named on Schedule 1 thereto.

     4.1 Certificate of Designation of Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.97% Cumulative Redeemable Preferred Stock, Series A.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 11, 1999             SLM HOLDING CORPORATION


                                    By:  /s/ Mark G. Overend
                                       ----------------------------------------
                                       Mark G. Overend
                                       Senior Vice President &
                                       Chief  Financial Officer
                                       (Principal Financial and Account
                                       Officer and Duly Authorized Officer)


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                           EXHIBIT INDEX


Exhibit
Number                          Description of Document

1.1 Underwriting Agreement relating to the 6.97% Cumulative Redeemable Preferred Stock, Series A, dated November 10, 1999, by and among SLM Holding Corporation and the Underwriters, on behalf of each of the underwriters named on Schedule 1 thereto.

4.1 Certificate of Designation of Powers, Preferences, Rights, Privileges, Qualifications, Limitations, Restrictions, Terms and Conditions of 6.97% Cumulative Redeemable Preferred Stock, Series A.